SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
(Name of Registrant as Specified in its Charter)

Stilwell Value Partners I, L.P Stilwell Partners, L.P. Stilwell Value LLC Joseph Stilwell John Stilwell
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

The Directors of Prudential Bancorp, Inc. of Pennsylvania (PBIP) are:

JEROME R. BALKA, ESQ.	A. J. FANELLI
JOHN P. JUDGE	FRANCIS V. MULCAHY
JOSEPH W. PACKER, JR.	THOMAS A. VENTO

_______________________

THE STILWELL GROUP

26 BROADWAY

23rd FLOOR

NEW YORK, NY 10004

PHONE: (212) 269-5800

FACSIMILE: (212) 269-2675

January 16, 2007

Dear Fellow Shareholder:

I believe that from the moment that management learned of my ownership in PBIP, a prime focus of theirs has been to scheme to award themselves multi-million dollar stock options and grants by silencing the public shareholders and denying us a meaningful vote. They’re afraid that if we decide, we’d vote down their lucrative package -- unless they earned it by, for example, pursuing an intelligent capital allocation plan. Let’s look at the insiders’ shenanigans:

➢

In June 2005, within days after I informed them of my ownership, the Company’s Washington D.C. lawyers secretly lobbied the FDIC to allow the insiders to silence the public shareholders and approve their own package.

➢

A few weeks later, the FDIC gave the Company a green-light but the Company deliberately concealed the existence of this letter for nine months. The FDIC told the Company they would have to wait until March 30, 2006. So they waited.

➢	The directors delayed the vote in order to intentionally deprive the pubic shareholders of having a meaningful vote on their package. But they could hardly wait!

➢

Just 7 days after the deadline, the Company announced a special meeting for May 2006 where the public shareholders would be automatically outvoted by the director/management controlled MHC. But they jumped the gun!

➢

After we alerted the Federal Reserve that the Company was planning to fund the plans without their approval (management was in a big rush to get their options), the Company was forced to apply for permission from the Federal Reserve. Their beltway lawyers lobbied long and hard so that the insiders could get their big payday without public shareholder input.

➢

Just days after the September 2006 Federal Reserve approval came through, the insiders announced that their MHC would be “fully entitled” to outvote the public shareholders “at any meeting called” on the plans.

We then immediately started a federal lawsuit to stop them from silencing the public shareholders and grabbing their big payday. The Company responded by hiring a 650 lawyer national law firm to help them get restricted stock and stock options without a democratic vote.

I only wish that the insiders would put the same amount of attention and time into understanding capital allocation as they’ve devoted, and continue to devote, to feathering their own nests.

If you agree that the actions of the insiders have been deplorable, WITHHOLD your vote from the election of directors, which is Proposal 1 on the enclosed proxy card, by marking the box “WITHHOLD.” If you receive a card from the Company, THROW IT IN THE GARBAGE.

If you’ve already returned the Company’s card, you can still change your vote and vote for our slate by returning the GREEN card to us.

Thank you for your time and support.

Sincerely, /s/ Joseph Stilwell
Joseph Stilwell On behalf of the Stilwell Group: STILWELL VALUE PARTNERS I, L.P. STILWELL PARTNERS, L.P. STILWELL VALUE LLC

On December 26, 2006, the Stilwell Group (the “Group”) filed with the Securities and Exchange Commission (the "Commission") a definitive proxy statement in connection with the 2007 annual meeting of stockholders of Prudential Bancorp, Inc. of Pennsylvania (“Prudential Bancorp”). On the record date for the meeting, December 22, 2006, there were 12,017,750 shares of common stock of Prudential Bancorp outstanding. Copies of the Group’s definitive proxy statement were mailed to stockholders beginning December 27, 2006. Investors and security holders are urged to read the Group’s definitive proxy statement and additional definitive soliciting material because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the Group with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for free by writing to Mr. Joseph Stilwell at 26 Broadway, 23rd Floor, New York, New York 10004, or by contacting D.F. King & Co. at 1-800-659-6590.

P R O X Y

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE

BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

2007 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph Stilwell and Richard Grubaugh, or either of them, as proxies with full power of substitution, to vote in the name of and as proxies for the undersigned at the 2007 Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania (the “Company”), and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, as directed below. If no direction is made, the persons named on this GREEN proxy card will vote your shares to WITHHOLD authority to vote for all nominees for director and FOR Proposal 2 to ratify the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2007.

1. ELECTION OF DIRECTORS

Company Nominees	☐ FOR	☐ WITHHOLD

Write below the names of any Company nominees for whom authority to vote is withheld:

Note: Refer to the proxy statement and form of proxy to be distributed by the Company for the names, background, qualification, and other information concerning the Company’s nominees.

2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors for fiscal 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. Unless otherwise specified, this proxy will be voted to WITHHOLD authority to vote for all nominees named in Proposal 1 and FOR Proposal 2. This proxy revokes all prior proxies given by the undersigned.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith. The proxies may exercise discretionary authority only as to matters unknown to the Stilwell Group a reasonable time before soliciting this Proxy.

Dated:

(Signature)

(Signature, if jointly held)

Title (if applicable):

Please sign exactly as your name appears hereon or on your proxy card previously sent to you by the Company. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.